Intangible assets	12 Months Ended
Dec. 31, 2017
Intangible Assets [Abstract]
Intangible assets
Intangible assets

(In $ million)	Goodwill	Trademarks	Customer relationships	Technology & software	Other	Total
As of December 31, 2017
Cost	5,465	1,763	3,321	883	102	11,534
Accumulated amortization	—	(83)	(1,189)	(573)	(24)	(1,869)
Accumulated impairment losses	—	—	—	—	(6)	(6)
Carrying amount as of December 31, 2017	5,465	1,680	2,132	310	72	9,659
As of December 31, 2016
Cost	5,431	1,763	3,357	878	103	11,532
Accumulated amortization	—	(79)	(1,035)	(493)	(22)	(1,629)
Accumulated impairment losses	—	—	—	—	(1)	(1)
Carrying amount as of December 31, 2016	5,431	1,684	2,322	385	80	9,902
Carrying amount as of January 1, 2017	5,431	1,684	2,322	385	80	9,902
Additions	—	—	—	10	2	12
Disposals	(1)	—	—	(4)	—	(5)
Amortization for the year	—	(4)	(168)	(80)	(3)	(255)
Impairment losses	—	—	—	—	(5)	(5)
Transfers to assets held for sale	19	—	(42)	—	(2)	(25)
Other transfers	—	—	—	(1)	—	(1)
Effect of movements in exchange rates	16	—	20	—	—	36
Carrying amount as of December 31, 2017	5,465	1,680	2,132	310	72	9,659
Carrying amount as of January 1, 2016	5,447	1,689	2,512	463	81	10,192
Additions	—	—	—	2	2	4
Disposals	(5)	—	—	—	—	(5)
Amortization for the year	—	(5)	(174)	(80)	(3)	(262)
Impairment losses	(1)	—	(1)	—	—	(2)
Effect of movements in exchange rates	(10)	—	(15)	—	—	(25)
Carrying amount as of December 31, 2016	5,431	1,684	2,322	385	80	9,902

During the year ended December 31, 2017, goodwill disposed of is attributable to the disposal of certain Graham Packaging and Closures businesses.

During the year ended December 31, 2016, goodwill disposed of is attributable to the deconsolidation of a business that had a non-controlling interest.

Amortization expense related to intangible assets is recognized in the following components in the statements of comprehensive income:

	For the year ended December 31,
(In $ million)	2017	2016	2015
Cost of sales	42	41	42
General and administration expenses	213	221	209
Total amortization expense	255	262	251

During the year ended December 31, 2015, the Group recognized an $18 million benefit from a cumulative adjustment to correct for amortization expense related to customer relationships that was recorded in error since January 2012 at Pactiv Foodservice.

Refer to note 16 for details of security granted over the Group's intangible assets.

14.1    Impairment testing for indefinite life intangible assets

Goodwill, certain trademarks and certain other intangible assets are the only intangibles with indefinite useful lives and therefore are not subject to amortization. Instead, they are tested for impairment at least annually (as of December 31) as well as whenever there is an indication that they may be impaired. Goodwill is tested at the segment level, which is the lowest level within the Group at which goodwill is monitored for internal management purposes. Indefinite life intangible assets are tested at a group of CGUs that supports the indefinite life intangible assets.

The aggregate carrying amounts of goodwill and indefinite life intangible assets allocated to each segment for purposes of impairment testing are as follows:

	As of December 31,
	2017			2016
(In $ million)	Goodwill	Trademarks	Other	Goodwill	Trademarks	Other
Reynolds Consumer Products	1,913	850	—	1,913	850	—
Pactiv Foodservice	1,697	526	59	1,689	526	63
Graham Packaging	1,412	251	—	1,410	251	—
Evergreen	67	34	—	67	34	—
Closures	376	—	—	352	—	—
Total	5,465	1,661	59	5,431	1,661	63

An impairment loss is recognized if the carrying amount of an asset or CGU exceeds its recoverable amount. The recoverable amount of an asset or CGU is the greater of its value in use and its fair value less costs to sell.

For goodwill and certain indefinite lived trademarks the estimated fair value has been determined at the segment level using the 2017 Adjusted EBITDA or forecasted 2018 Adjusted EBITDA expected to be generated multiplied by an earnings multiple. The key assumptions in developing the forecasted Adjusted EBITDA include management's assessment of future trends in the segment's industry and are based on both external and internal sources. The forecasted 2018 Adjusted EBITDA has been prepared by segment management using certain key assumptions including selling prices, sales volumes and costs of raw materials. The forecasted 2018 Adjusted EBITDA is subject to final review by the Group's Chief Operating Decision Maker. Earnings multiples reflect recent sale and purchase transactions and comparable company EBITDA trading multiples in the same industry. The earnings multiples applied for December 31, 2017 ranged between 7.5x and 10x. Costs to sell were estimated to be 1%-1.5% of the fair value of each segment depending on the magnitude of the fair value.

In connection with the goodwill impairment test, the Group determined that Graham Packaging's goodwill was not impaired, but the value of the segment exceeded its carrying amount of $3.4 billion by approximately 4% (2016: 5%). A change of approximately 2% in the forecasted EBITDA, forecasted cash flows, discount rate or the estimated earnings multiple for Graham Packaging could result in a goodwill impairment.

The estimated fair value less cost to sell of the Reynolds® and Hefty® trademarks is first evaluated at the trademark level using the relief from royalty method. The royalty rates were based on observed royalty rates in the market, arm's-length royalty agreements, profit split analysis and previous transactions. The royalty rates applied ranged between 1% and 7%. The growth rates used to estimate future revenues were based on past performance, external market growth assumptions and the Group's experience of growth rates achievable in the Group's key markets. The revenue growth rates applied ranged up to 5%. The discount rate of 8.3% was based on market factors and costs to sell were estimated to be 1.5% of the fair value of each asset.

During the year ended December 31, 2017, there was $4 million of impairment of indefinite life intangible assets and no impairment of goodwill (2016: $2 million; 2015: none). It is reasonably possible that within the next 12 months, the Group could recognize goodwill or indefinite life intangible assets impairment charges in Graham Packaging if there are declines in profitability due to changes in sales volume, pricing, cost or the business environment. These changes could cause the Group to record impairment charges in future periods, which could be material.